UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 13, 2004

INLAND REAL ESTATE CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-32185 (Commission File Number)	36-3953261 (IRS Employer Identification No.)
2901 Butterfield Road Oak Brook, Illinois 60523 (Address of Principal Executive Offices)
(630) 218-8000 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events and Regulation FD Disclosure

            On July 13, 2004, Inland Real Estate Corporation (the “Company”) issued a press release announcing that the Company will release second quarter 2004 financial results on Tuesday, August 3, 2004 after the NYSE market close.  The Company will host a management conference call to discuss these financial results at 1:30 p.m. CDT (2:30 p.m. EDT) on Wednesday, August 4, 2004.  The conference call can be accessed by dialing 877-407-8289, or 201-689-8341 for international callers.  The Company suggests that participants dial in at least 10 minutes prior to the scheduled start time of the conference call.  The conference call also will be available via live webcast on the Company’s website at http://www.inlandrealestate.com.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in its entirety in this Item 5 disclosure by reference.

Item 7.  Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired: N/A

(b)	Pro Forma Financial Information: N/A

(c)	Exhibits:

Exhibit No.	Description

99.1	Press release of Inland Real Estate Corporation, dated July 13, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INLAND REAL ESTATE CORPORATION

By:	/s/ Mark E. Zalatoris
Name:	Mark E. Zalatoris
Title:	Executive Vice President, Chief Operating Officer and Treasurer

Date:  July 13, 2004

exhibit index

Exhibit No.                   Description

Press release of Inland Real Estate Corporation, dated July 13, 2004